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UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, DC  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-3615

Mosaic Equity Trust
(Exact name of registrant as specified in charter)

550 Science Drive, Madison, WI  53711
(Address of principal executive offices)(Zip code)

W. Richard Mason
Madison/Mosaic Legal and Compliance Department
8777 N. Gainey Center Drive, Suite 220
Scottsdale, AZ  85258
(Name and address of agent for service)

Registrant's telephone number, including area code:  608-274-0300

Date of fiscal year end:  December 31

Date of reporting period:  June 30, 2006

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspoection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC  20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. s 3507.

Semi-Annual Report (unaudited)

June 30, 2006

Mosaic Equity Trust

  Mosaic Investors Fund
  Mosaic Balanced Fund
  Mosaic Mid-Cap Fund
  Mosaic Foresight Fund

Mosaic Funds

www.mosaicfunds.com

Mosaic Equity Trust June 30, 2006

Portfolio Manager Review

Review of Period

The six-month period ended June 30, 2006 showed gains for all four funds in Equity Trust. Mosaic Investors advanced 2.92% for the six-month period, Mid-Cap was up 3.42%; Balanced 1.75%; and Foresight gained 2.85%. Over the same period, the S&P 500 Index rose 2.71%. However, the six months were hardly a smooth ride. The S&P 500 worked its way to a peak in early May, at which point the Index was showing a 6.8% gain for the year, and then dropping more than 7% to hit a low in mid-June before recovering some ground by the period end.

Market in Review

The market gyrations described above were a result of numerous economic uncertainties. While the economy continued to expand and corporate profits remained strong, there were strong headwinds from the Federal Reserve's rate hikes, the continued high cost of energy and associated inflationary pressures, and no shortage of negative news from the Mideast and other hotspots around the globe.

The market began 2006 with a strong first quarter, as the S&P 500 Index returned 4.21%, sandwiching a lackluster February with solid January and March results. It marked the strongest first quarter for the index since 1999, and its best individual quarter since the fourth quarter of 2004.

Many of the same themes from 2005 carried over into 2006, as cyclical sectors drove market performance, and the Fed continued to raise short-term interest rates. After Alan Greenspan raised rates in his final meeting at the end of January, new Fed Reserve Chairman Ben Bernanke continued the tightening cycle with the fifteenth straight interest rate hike in late March.

The second quarter of 2006 began with a continuation of the strong first quarter, but in early May the markets reversed course. The belief by investors that the Fed was done raising interest rates proved to be short lived as fears of rising inflation and a slower economy took hold shortly after the Fed raised rates for the sixteenth consecutive time in early May. This drove the markets into negative territory for the year. However by the end of June the market had recovered some of its losses as once again investors believed the end to the tightening cycle was in sight.

During the market downturn the less cyclical and higher-quality stocks were able to weather the storm better than their more speculative counterparts, perhaps signaling a shift in market leadership. Also noticeable during the market slide was the outperformance of large capitalization stocks relative to small cap securities, growth slightly outpaced value, both reversing trends of the past few years.

Outlook

As we move into the second half of 2006, our outlook for the economy remains positive. We believe the market will settle into a more stable growth pattern. Higher interest rates, higher energy costs, and a slowdown in certain segments of the housing sector should act as a damper on growth. In our opinion, the higher-than-expected GDP growth for the first quarter of 2006 was a slingshot result following the hurricane-suppressed fourth quarter number, and we expect a return to a more moderate level for the remainder of the year. The case

Mosaic Equity Trust 1

Portfolio Manager Review (continued)

for decelerating corporate earnings remains intact. Historically during similar periods the market has favored the types of high-quality companies in which we invest.

Over the last several years investors' appetite for high-risk securities has increased as evidenced by impressive returns for domestic cyclical and speculative issues and, on a global scale, the run-up in emerging markets. As has historically been the case, we believe this trend will eventually correct itself. The outperformance of lower-quality stocks over the last few years marks the longest stretch of outperformance in the last two decades. Although many of the hardest hit stocks during the May-June market slide recovered some of those losses towards quarter-end, we believe the volatility will continue and at the very least the outperformance of riskier asset classes should moderate going forward.

Looking ahead we are encouraged by early signs of a possible change in market leadership. We anticipate a slowing in the rate of corporate profit growth, yet still a record level of earnings. Corporate balance sheets remain strong, and valuations appear attractive, both positive signals for the market. Many of the headwinds of the market should diminish as the Fed nears the end of their tightening cycle and energy prices stabilize. We continue to adhere to our bottom-up investment philosophy of analyzing and investing in high-quality companies with strong business models and management teams, purchasing stakes in them only when valuations are attractive.

Interview with lead equity manager Jay Sekelsky (photo of Jay Sekelsky)

Can you summarize the performance of the funds in Equity Trust for the first six months of 2006?

We were quite pleased with the positive performance of the four funds in Equity Trust, as our pure equity funds outperformed the broader market as measured by the S&P 500. This was particularly gratifying since the market still favored cyclicals, particularly energy, a sector not represented in Mosaic Investors, Balanced or Mid-Cap. We also were pleased at how well the funds held up during the market drop in May, which certainly validates our overall goal of seeking to protect capital in down markets.

Mosaic Investors

How did the fund perform for the first six months of 2006?

Mosaic Investors advanced 2.92% for the period ended June 30, 2005. This return beat the broader market as measured by the S&P 500, which was up 2.71%. It also was superior to its peer group, represented by the Lipper Large-Cap Core Index, which rose 2.17%.

Have you made any significant changes to the portfolio since December 31, 2005?

We seek to buy a select group of companies that we can hold for long periods. Our last audited report (December 31, 2005) noted that our turnover rate for the fund in 2005 was 41%, well below the average for all

2 Semi-annual Report • June 30, 2006

Portfolio Manager Review (continued)

domestic equity funds. Over the course of the first six months of 2006 we sold seven holdings and added six new ones, which is a relatively active period for us. This reflects some significant market swings which affected valuations, as well as a series of company-specific situations.

We added Amgen, Apollo Group, Home Depot, Linear Technology Corporation, Marsh & McLennan, and United Healthcare Corporation. We sold all shares of Check Point Software, Costco Wholesale, First Data, Health Management Association, Liz Claiborne, Mohawk Industries and Waste Management Inc.

Like many of our sales, Costco was sold primarily on valuation. As we took profits, we also took into account the potential that consumer spending could weaken after numerous years of strength, and this was a means of lightening our exposure to this possible trend. We still consider it one of the best-managed companies in the market, and we would consider buying it back at a lower price, should the market present that opportunity.

We may also sell a stock due to a change in the industry or competitive environment. For example, while we continue to believe Checkpoint has an excellent management team and has a leadership position in a vibrant industry, we were not pleased with the cancellation of the acquisition of SourceFire. Combined with the company's pre-announcement that existing product revenue was weaker than expected, we decided to exit the position. We sold Liz Claiborne primarily due to pressures on the apparel industry and potential management uncertainty. Despite a great job by the company's management, from a macro standpoint apparel is largely a slow to no growth commodity business that is impacted by fashion trends and increasing competition. We sold Health Management Association due to concerns over deteriorating business conditions in the hospital industry. The hospital industry has faced increased costs from providing health care for those without health insurance, and as this component of patient volume has grown, it has reached a size where it has impaired our growth prospects for the hospital business model.

An example of our purchasing strategy can be seen in our addition of Amgen. Amgen is the world's second largest biotechnology company, and has evolved from the narrow product line that characterizes many biotechs into a broader-based pharmaceutical. The company has three blockbuster drugs for 1) supportive care in chemotherapy, 2) supportive care in dialysis, and 3) arthritis. These drugs have grown extremely well historically, and continue to perform well while also retaining patent protection past 2010 in the United States. The company's pipeline has emerged as one of the best of the biotechnology and pharmaceutical industries with potential blockbuster drugs in late phase testing. We believe that as their new drugs come to market, the stock should outperform the market.

Mosaic Equity Trust 3

Portfolio Manager Review (continued)

TOP TEN STOCK HOLDINGS AS OF JUNE 30, 2006 FOR MOSAIC INVESTORS

% of net assets
Johnson & Johnson	4.96%
Wal-Mart Stores Inc.	4.75%
Citigroup Inc.	4.43%
Berkshire Hathaway - Class B	4.34%
Morgan Stanley	4.33%
Comcast Corp. - Special Class A	4.21%
Dover Corp	4.15%
Wells Fargo & Co.	4.00%
Microsoft Corp.	3.97%
Novartis AG - ADR	3.91%

What holdings were the strongest contributors to fund performance?

We saw positive returns from our holdings in the Industrial, Consumer Discretionary, Consumer Staples, and Financial Sectors. Information Technology was the worst performing S&P Sector, but our holdings did considerably better than the sector as a whole, boosting our relative performance. In fact, our stock picks outperformed each of their corresponding sectors for the six months. The best performing individual security was Comcast, followed by Cisco Systems, Dover Corporation, Fiserv and pharmaceutical giant Novartis.

What holdings were the largest constraints on performance?

The leading sector in the market was energy, and our lack of holdings in this cyclical area was a relative negative. We also did not have participation in the Telecom Services Sector, which had a nice run. Fortunately, we saw losses of less than 1% from our holdings in Information Technology and Heath Care, far less than the S&P Sector losses of -6.2% and -4.2%, respectively.

On an individual security basis, our worst performer was Check Point Software, which was sold during the period, followed by Linear Technology, Microsoft and financial conglomerate Marsh & McClennan.

Mosaic Balanced

How did Mosaic Balanced perform for the six-month period?

Mosaic Balanced advanced 1.75% for the six months, with positive results from the stock holdings dampened by flat returns from the bonds. As with our Investors Fund, we did fight the headwind of having no holdings in the top-performing Energy Sector. During the course of the six months, Lipper reformulated the index (Lipper Balanced Fund Index) that included Mosaic Balanced, and placed the fund in a new index group called Lipper Mixed Asset Allocation Growth.

4 Semi-annual Report • June 30, 2006

Portfolio Manager Review (continued)

This index showed a 3.04% return for the six months.

Have you made any significant changes to the portfolio since December 31, 2005?

The stock holdings of Balanced mirror the holdings of Mosaic Investors, as discussed above. These holdings continue to focus on solid, well-established domestic companies that have proven their earning ability through difficult times. One of the factors in our management of Balanced is the mix of stocks and bonds, with 70% being the highest allowable percentage of stocks. We began the period holding 64.4% stocks and finished the period at virtually the same level, with 63.8% in stocks. On the bond side, we have been gradually increasing the percentage of government issued bonds, and decreasing the weighting in corporate bonds, based on our assessment of relative values. We have also increased the duration of the bonds slightly, from 2.95 years at the beginning of the period to 3.20 years at the end.

TOP FIVE STOCK AND FIXED INCOME HOLDINGS AS OF JUNE 30, 2006 FOR MOSAIC BALANCED

% of net assets
Top Five Stock Holdings(63.8% of net assets in stocks)
Wal-Mart Stores Inc.	3.08%
Johnson & Johnson	3.08%
Morgan Stanley	2.91%
Citigroup Inc.	2.91%
Berkshire Hathaway - Class B	2.89%

% of net assets
Top Five Fixed Income Holdings(33.5% of net assets in fixed income)
US Treasury Note, 4%, 3/15/2010	2.74%
Fannie Mae, 3.25%, 8/15/2008	2.42%
Freddie Mac, 3.5%, 9/15/2007	2.29%
US Treasury Note, 4.25%, 8/15/2014	1.85%
US Treasury Note, 5%, 8/15/2011	1.83%

How did the stock holdings in Balanced contribute to overall performance?

The stock holdings in Balanced were positive for the period. The holdings mirror the stocks held in Mosaic Investors, discussed at some length above.

How did the bond holdings in Balanced contribute to overall performance?

Bond valuations fell in the first quarter of 2006 and then rebounded mildly in the second quarter, producing a net result that was basically flat. We have kept the bond holdings in Mosaic Balanced quite conservative, but did some repositioning of the holdings which lengthened duration slightly. We foresee additional Fed tightening ahead, but feel we are getting closer to an inflection point for bonds. Since we believe in active bond management for the Balanced Fund, we are carefully following economic reports and Fed posture to prepare for what we believe will be an eventual shift in the direction of rates.

Mosaic Equity Trust 5

Portfolio Manager Review (continued)

Mosaic Mid-Cap

(photo of Rich Eisinger)

An interview with Rich Eisinger, co-manager of Mosaic Mid-Cap.

How would you characterize the performance of Mosaic Mid-Cap so far in 2006?

Mosaic Mid-Cap returned 3.42% for the first half of 2006, which outpaced the overall market, as measured by the S&P 500's 2.71%, but underperformed our benchmark, the Russell Midcap Index, which advanced 4.84%. We also trailed our peer group, as represented by the Lipper Mid-Cap Core Index, which advanced 4.31%. Our underperformance against our benchmark and peers was in large part due to sector allocation, as the stocks in the cyclical sectors such as Energy and Materials that do not typically meet our criteria had a very strong period.

Have you made any significant additions to the portfolio since December 31, 2005?

Our latest audited turnover ratio (December 31. 2005) was 46%, which translates into an average holding period of close to two years. Trading during the first six months of 2006 was relatively active, as our June 30, 2006 holdings show 10 new names, and 11 sold positions since the start of the year.

We sell a position for one of three main reasons: valuation appears full, a better opportunity exists elsewhere, or our original thesis for holding the stock is no longer intact. A number of our long-term holdings were sold due to valuation, including Jacobs Engineering, Expeditors International of Washington and Liberty Media. In other cases, shifts in the competitive environment caused us to reevaluate our holdings. For instance, Del Monte has been hurt by a rise in raw material and energy costs, but has not been able to offset these costs with pricing. Education Management was sold after it was announced that the company would be purchased for an attractive price by a private equity concern. Liz Claiborne, a very profitable long-term investment for us, was sold due to competition in the apparel industry and potential management uncertainty.

We were able to add a number of excellent companies to the portfolio, aided later in the period by the market dip, which took the S&P 500 below its starting point for

6 Semi-annual Report • June 30, 2006

Portfolio Manager Review (continued)

2006. Among the additions was Foot Locker, a leading retailer of athletic footwear and clothing. It has an industry best 20% share of the domestic athletic footwear market and it operates a broad portfolio of businesses. The company maintains a healthy balance sheet with a large cash position. We also found strong companies selling at reasonable valuations in the Technology Sector, including FLIR Systems, which manufactures infrared cameras for use in detecting heat abnormalities and for allowing users to see through obscurants like smoke, haze, and darkness. The company benefits by selling products that help with energy conservation and security, which are two end markets that are benefiting from strong secular trends. Linear Technology designs, manufactures and markets a broad line of standard high performance linear integrated circuits. The company has a successful business model and the analog and mixed signal semiconductor chip segments have longer product cycles, less chance to be commoditized, and generate consistently high margins. The company has substantial free cash flow, a clean balance sheet, and strong growth prospects.

TOP TEN STOCK HOLDINGS AS OF JUNE 30, 2006 FOR MOSAIC MID-CAP

% of net assets
Dover Corp	4.88%
Markel Corp.	4.65%
White Mountains Insurance GP	3.77%
Fiserv Inc.	3.65%
Clorox Company	3.62%
Synovus Financial Corp.	3.51%
Intl Game Technology	3.32%
Mercury General Corp.	3.26%
SEI Investments Co.	3.26%
Foot Locker Inc	3.10%

What holdings were the strongest contributors to fund performance?

In terms of sectors, we saw our best returns from our Industrial and Consumer holdings. The individual holding that had the strongest impact on our returns was CarMax, followed by International Game Technology, SEI Investments, and Laboratory Corporation of America.

What holdings were the largest constraints on performance?

Our underweighting in the leading Energy and Materials sectors hurt us this period, as cyclicals continued their strong performance, although they showed considerable volatility in the May-June market pullback. We tend to avoid cyclical stocks, because few of them can demonstrate the predictable cash flow we require. Individual holdings which had disappointing six-month results included Hewitt Associates, White Mountains Insurance, and Gannett, which we sold in May.

Mosaic Equity Trust 7

Portfolio Manager Review (continued)

Mosaic Foresight

An interview with Foresight co-manager and Madison Investment Advisors' Founder and President, Frank Burgess. (Photo of Frank Burgess)

How would you characterize the performance of Foresight for the period?

We were pleased to show a positive return of 2.85% for the period, just ahead of our S&P 500 benchmark, which was up 2.71%. We lagged our peer group slightly, as the Lipper Flexible Portfolio Fund Index was up 3.07%. With our portfolio currently allocated across S&P 500 sectors, the positive results against the S&P 500 were largely a function of our stock selection, while members of the Lipper Index may have benefited from an allocation to higher-performing smaller capitalization stocks or heavier exposure to the leading cyclicals.

Have you made any significant changes to the portfolio since December 31, 2005?

Over the past six months we've solidified our holdings into what is now a fully invested, sector-diversified stock strategy. As in the past, our equity positions are concentrated in large-cap companies which retain a leadership position in their industries and have shown the ability to produce predictable earnings over time. As we've repositioned the fund over the past year, our turnover increased temporarily, but has settled back to historic ranges over the past six months. Trading activity was relatively heavy for the first six months of 2006, with 12 new securities in the portfolio as of June 30, and 15 securities sold.

Among the notable additions to the portfolio are EBAY, money manager Janus Capital, financial conglomerate Marsh & McLennan, software producer Symantec, and the international telecommunications firm Vodofone Group. We were able to take profits from some of our energy and utility positions, including Valero, Texas Utility Company, and Occidental Petroleum.

What holdings had the largest impact on this period's performance?

Energy, materials and telecommunications were the strongest sectors, while technology was the weakest. In terms of individual holdings, we had strong results from industrial holding Dover Corp., Comcast, and Waters Company. Companies which had negative results for the six months include Target, Tyco, Cintas and Marsh & McClennan.

8 Semi-annual Report • June 30, 2006

Portfolio Manager Review (concluded)

TOP TEN STOCK HOLDINGS AS OF JUNE 30, 2006 FOR MOSAIC FORESIGHT

% of net assets
Wal-Mart Stores Inc.	3.01%
General Electric Co.	2.84%
Schlumberger LTD	2.71%
Dover Corp	2.61%
Chevron Corp.	2.57%
Transocean Inc.	2.56%
Sysco Corp.	2.54%
Johnson & Johnson	2.49%
Amgen Inc.	2.44%
Citigroup Inc.	2.44%

Mosaic Equity Trust 9

Mosaic Equity Trust June 30, 2006

Investors Fund - Portfolio of Investments (unaudited)

	NUMBER OF SHARES	VALUE
COMMON STOCKS: 97.8% of net assets

CONSUMER DISCRETIONARY: 12.1%
Apollo Group - CL A*	50,300	$2,599,001
Harley-Davidson Inc.	60,605	3,326,608
Home Depot, Inc.	81,735	2,925,296
McDonald's Corp.	94,880	3,187,968
Target Corp.	60,040	2,934,155

CONSUMER STAPLES: 15.5%
The Coca Cola Co.	90,000	3,871,800
Estee Lauder Co. - CL A	73,790	2,853,459
Sysco Corp.	132,035	4,034,990
Walgreen Co.	55,235	2,476,738
Wal-Mart Stores Inc.	121,825	5,868,310

FINANCIAL SERVICES: 12.8%
Citigroup Inc.	113,560	5,478,134
Morgan Stanley	84,595	5,347,250
Wells Fargo & Co.	73,745	4,946,815

HEALTH CARE: 18.6%
Amgen, Inc.*	63,425	4,137,213
Charles River Laboratories*	71,800	2,642,240
Johnson & Johnson	102,220	6,125,022
Novartis AG - ADR	89,585	4,830,423
Stryker Corp.	57,060	2,402,797
United Healthcare Group	64,810	2,902,192

INDUSTRIAL: 6.5%
Dover Corp.	103,610	5,121,442
United Parcel Service - CL B	34,695	2,856,439

INSURANCE: 9.9%
Berkshire Hathaway - CL B*	1,760	5,355,680
MGIC Investment Corp.	54,780	3,560,700
Marsh & McLennan Co.	125,390	3,371,737

MEDIA & ENTERTAINMENT: 8.0%
Comcast Corp. - Special CL A*	158,835	5,206,611
Liberty Media Interactive - CL A*	133,852	2,310,286
Viacom Inc. - CL B *	65,017	2,330,209

TECHNOLOGY: 14.4%
Cisco Systems Inc.*	182,150	3,557,389
Fiserv, Inc.*	73,940	3,353,918
Linear Technology Corp.	90,045	3,015,607
Microsoft Corp.	210,335	4,900,806
Symantec Corp.*	194,090	3,016,159

TOTAL COMMON STOCKS (Cost $113,303,691)		$120,847,394

REPURCHASE AGREEMENT: 1.8% of net assets With Morgan Stanley and Company issued 6/30/06 at 4.40%, due 7/3/06, collateralized by $2,219,646 in United States Treasury Notes due 2/29/08. Proceeds at maturity are $2,165,794 (Cost $2,165,000).		2,165,000

TOTAL INVESTMENTS: 99.6% of net assets (Cost $115,468,691)		$123,012,394

CASH AND RECEIVABLES LESS LIABILITIES: 0.4% of net assets		516,566

NET ASSETS: 100%		$123,528,960

*Non-income producing

The Notes to Financial Statements are an integral part of these statements.

10 Semi-annual Report • June 30, 2006

Mosaic Equity Trust June 30, 2006

Balanced Fund - Portfolio of Investments (unaudited)

	NUMBER OF SHARES	VALUE
COMMON STOCKS: 63.8% of net assets

CONSUMER DISCRETIONARY: 8.1%
Apollo Group - CL A*	4,290	$221,664
Harley-Davidson Inc.	5,410	296,955
Home Depot, Inc.	7,135	255,361
McDonald's Corp.	7,600	255,360
Target Corp.	5,050	246,794

CONSUMER STAPLES: 9.6%
The Coca Cola Co.	7,745	333,190
Estee Lauder Co. - CL A	3,625	140,179
Sysco Corp.	11,530	352,357
Walgreen Co.	4,700	210,748
Wal-Mart Stores Inc.	10,105	486,758

FINANCIAL SERVICES: 8.5%
Citigroup Inc.	9,520	459,245
Morgan Stanley	7,270	459,537
Wells Fargo & Co.	6,215	416,902

HEALTH CARE: 12.3%
Amgen, Inc.*	5,315	346,697
Charles River Laboratories*	6,070	223,376
Johnson & Johnson	8,120	486,550
Novartis AG - ADR	7,500	404,400
Stryker Corp.	5,535	233,079
United Healthcare Group	5,450	244,051

INDUSTRIAL: 4.3%
Dover Corp.	8,500	420,155
United Parcel Service - CL B	3,070	252,753

INSURANCE: 6.6%
Berkshire Hathaway - CL B*	150	456,450
MGIC Investment Corp.	4,750	308,750
Marsh & McLennan Co.	10,505	282,479

MEDIA & ENTERTAINMENT: 4.9%
Comcast Corp. - Special CL A*	12,200	399,916
Liberty Media Interactive - CL A*	11,465	197,886
Viacom Inc. - CL B*	5,125	183,680

TECHNOLOGY: 9.5%
Cisco Systems Inc.*	15,250	297,832
Fiserv, Inc.*	6,075	275,562
Linear Technology Corp.	7,555	253,017
Microsoft Corp.	17,575	409,498
Symantec Corp.*	16,770	260,606

TOTAL COMMON STOCKS (Cost $9,334,019)		$10,071,787

	PRINCIPAL AMOUNT	VALUE
DEBT INSTRUMENTS: 33.5% of net assets

CORPORATE OBLIGATIONS: 16.1%
CONSUMER GOODS: 1.2%
Wal-Mart Stores, 4.75%, 8/15/10	$200,000	$193,961

CONSUMER STAPLES: 0.6%
Kraft Foods, Inc., 5.625%, 11/1/11	100,000	98,609

FINANCIALS: 5.0%
Countrywide Home Loan, 5.625%, 5/15/07	210,000	209,802
Goldman Sachs, 7.35%, 10/1/09	180,000	188,741
International Lease Finance, 4.875%, 9/1/10	200,000	193,620
MGIC Investment Corp., 6%, 3/15/07	200,000	199,961

HEALTH CARE: 1.2%
United Healthcare Group, 5%, 8/15/14	200,000	187,355

MEDIA & ENTERTAINMENT: 1.3%
Comcast Cable, 6.2%, 11/15/08	200,000	202,090

OIL: 1.3%
Marathon Oil Corp., 5.375%, 6/1/07	200,000	199,430

TECHNOLOGY: 1.9%
Cisco Systems, Inc., 5.25%, 2/22/11	100,000	98,245
Hewlett-Packard Co., 5.5%, 7/1/07	200,000	199,652

TELECOMMUNICATIONS: 3.6%
AT & T Broadband, 8.375%, 3/15/13	200,000	222,416
Sprint Capital Corp., 6.125%, 11/15/08	200,000	201,676
Verizon New England, 6.5%, 9/15/11	150,000	150,210

US TREASURY & AGENCY OBLIGATIONS: 17.4%
Fannie Mae, 3.25%, 8/15/08	400,000	382,692
Fannie Mae, 4.625%, 10/15/13	125,000	118,628
Federal Home Loan Bank, 4.375% 9/17/10	300,000	288,227
Freddie Mac, 3.5%, 9/15/07	370,000	361,780
US Treasury Note, 4.375%, 12/31/07	150,000	148,260
US Treasury Note, 3.625%, 7/15/09	150,000	143,783
US Treasury Note, 4%, 3/15/10	450,000	433,459
US Treasury Note, 5%, 8/15/11	290,000	289,218
US Treasury Note, 4.875%, 2/15/12	150,000	148,406
US Treasury Note, 4%, 2/15/14	150,000	139,395
US Treasury Note, 4.25%, 8/15/14	310,000	292,042

TOTAL DEBT INSTRUMENTS (Cost $5,439,041)		$5,291,658

REPURCHASE AGREEMENT: 2.1% of net assets With Morgan Stanley and Company issued 6/30/06 at 4.40%, due 7/3/06, collateralized by $347,557 in United States Treasury Notes due 2/29/08. Proceeds at maturity are $339,124 (Cost $339,000).		$339,000

TOTAL INVESTMENTS: 99.4% of net assets (Cost $15,112,060)		$15,702,445

CASH AND RECEIVABLES LESS LIABILITIES: 0.6% of net assets		91,458

NET ASSETS: 100%		$15,793,903

 *Non-income producing

The Notes to Financial Statements are an integral part of these statements.

12 Semi-annual Report • June 30, 2006

Mosaic Equity Trust June 30, 2006

Mid-Cap Fund - Portfolio of Investments (unaudited)

	NUMBER OF SHARES	VALUE
COMMON STOCKS: 96.6% of net assets

BANKS: 3.5%
Synovus Financial Corp.	175,970	$4,712,477

CONSUMER DISCRETIONARY: 17.9%
Apollo Group - CL A*	64,710	3,343,566
Cabela's Inc. - CL A*	184,845	3,560,115
CarMax Inc.*	113,995	4,042,263
Discovery Holding Co. - CL A*	213,803	3,127,938
Foot Locker, Inc.	169,845	4,159,504
Mohawk Industries Inc.*	53,505	3,764,077
Tiffany & Company	59,980	1,980,540

CONSUMER STAPLES: 8.2%
Clorox Company	79,730	4,861,138
Estee Lauder Co. - CL A	69,520	2,688,338
Sysco Corp.	112,385	3,434,486

FINANCIAL SERVICES: 5.3%
Janus Capital Group	154,060	2,757,674
SEI Investments Co.	89,555	4,377,448

HEALTH CARE: 11.2%
Charles River Laboratories*	107,690	3,962,992
Laboratory Corp of America*	66,835	4,159,142
Patterson Companies, Inc.*	100,930	3,525,485
Waters Corp.*	77,325	3,433,230

INDUSTRIAL: 13.3%
Autoliv Inc.	65,915	3,728,812
Cintas Corp.	97,820	3,889,323
Dover Corp.	132,515	6,550,216
Waste Management Inc.	103,740	3,722,191

INSURANCE: 14.2%
Markel Corp.*	17,997	6,244,959
Mercury General Corp.	77,770	4,383,895
Odyssey Reinsurance Holdings Corp.	125,695	3,312,063
White Mountains Insurance GP	10,398	5,063,826

MEDIA & ENTERTAINMENT: 9.3%
EW Scripps, Co. - CL A	74,875	3,230,107
International Game Technology	117,600	4,461,744
Liberty Global Inc. - CL C*	114,876	2,362,999
Valassis Communications Inc.*	101,475	2,393,795

TECHNOLOGY: 13.7%
Fiserv, Inc.*	108,180	4,907,045
FLIR Systems, Inc.*	147,815	3,384,964
Hewitt Associates Inc.*	175,905	3,954,344
Linear Technology Corp.	100,935	3,380,313
Zebra Technology Corp. - CL A*	82,910	2,832,206

TOTAL COMMON STOCKS (Cost $121,242,886)		$129,693,215

REPURCHASE AGREEMENT: 3.1% of net assets With Morgan Stanley and Company issued 6/30/06 at 4.40%, due 7/3/06, collateralized by $4,300,885 in United States Treasury Notes due 2/29/08. Proceeds at maturity are $4,196,538 (Cost $4,195,000).		4,195,000

TOTAL INVESTMENTS: 99.7% of net assets (Cost $125,437,886)		$133,888,215

CASH AND RECEIVABLES LESS LIABILITIES: 0.3% of net assets		435,031

NET ASSETS: 100%		$134,323,246

 *Non-income producing

The Notes to Financial Statements are an integral part of these statements.

Mosaic Equity Trust 13

Mosaic Equity Trust June 30, 2006

Foresight Fund - Portfolio of Investments (unaudited)

	NUMBER OF SHARES	VALUE
COMMON STOCKS: 95.9% of net assets

BANKS 4.1%
Bank of New York Co.	1,650	$53,130
Capital One Financial Corp.	500	42,725
Synovus Financial Corp.	2,000	53,560

CONSUMER DISCRETIONARY: 6.7%
Apollo Group - CL A*	745	38,494
Harley-Davidson Inc.	1,035	56,811
Home Depot, Inc.	1,750	62,632
McDonald's Corp.	1,015	34,104
Target Corp.	1,010	49,359

CONSUMER STAPLES: 9.1%
Clorox Co.	550	33,533
The Coca Cola Co.	1,345	57,862
Sysco Corp.	3,000	91,680
Walgreen Co.	815	36,545
Wal-Mart Stores Inc.	2,255	108,623

ENERGY: 10.3%
Chevron Corp.	1,495	92,780
Exxon Mobil Corp.	1,420	87,117
Schlumberger LTD	1,500	97,665
Transocean Inc.*	1,150	92,368

FINANCIAL SERVICES: 7.8%
Citigroup Inc.	1,825	88,038
Janus Capital Group	3,100	55,490
Morgan Stanley	950	60,049
Wells Fargo & Co.	1,130	75,800

HEALTH CARE: 12.3%
Amgen, Inc.*	1,350	88,061
Charles River Laboratories*	1,730	63,664
Johnson & Johnson	1,500	89,880
Novartis AG - ADR	1,000	53,920
Stryker Corp.	1,195	50,321
United Healthcare Group	1,150	51,497
Waters Corp.*	1,000	44,400

INDUSTRIAL: 11.0%
Cintas Corp.	1,300	51,688
Dover Corp.	1,900	93,917
General Electric Co.	3,100	102,176
Tyco International LTD	2,500	&68,750
United Parcel Service - CL B	950	78,214

INSURANCE: 8.5%
American International Group	825	48,716
Berkshire Hathaway - CL B*	25	76,075
MGIC Investment Corp.	830	53,950
Markel Corp.*	175	60,725
Marsh & McLennan Co.	2,500	67,225

MATERIALS: 3.2%
Ball Corp.	1,900	70,376
Sigman-Aldrich	600	43,584

MEDIA & ENTERTAINMENT: 3.0%
Comcast Corp. - Special CL A*	1,390	45,564
Liberty Media Interactive - CL A*	1,866	32,207
Viacom Inc. - CL B	900	32,256

TECHNOLOGY: 14.1%
Cisco Systems, Inc.*	1,675	32,713
eBay Inc.	1,800	52,722
Fiserv Inc.*	1,400	63,504
FLIR Systems, Inc*	2,350	53,815
Intel Corp.	2,925	55,429
International Business Machines Corp.	750	57,615
Linear Technology Corp.	1,575	52,747
Microsoft Corp.	3,730	86,909
Symantec Corp*	3,400	52,836

TELECOMMUNICATIONS: 3.1%
Mobile Telesystems-SP ADR	1,150	33,856
Verizon Communications Inc.	1,185	&39,686
Vodafone Group, ADR	1,850	39,405

UTILITIES: 2.7%
Exelon Corp.	925	52,568
FPL Group, Inc.	1,100	45,518

TOTAL COMMON STOCKS (Cost $3,422,289)		$3,454,854

REPURCHASE AGREEMENT: 4.2% of net assets With Morgan Stanley and Company issued 6/30/06 at 4.40%, due 7/3/06, collateralized by $156,862 in United States Treasury Notes due 2/29/08. Proceeds at maturity are $153,056 (Cost $153,000).		153,000

TOTAL INVESTMENTS: 100% of net assets (Cost $3,575,289)		$3,607,854

LIABILITIES LESS CASH AND RECEIVABLES: (0.1)% of net assets		(4,568)

NET ASSETS: 100%		$3,603,286

 *Non-income producing

The Notes to Financial Statements are an integral part of these statements.

Mosaic Equity Trust 15

Mosaic Equity Trust June 30, 2006

Statements of Assets and Liabilities (unaudited)

June 30, 2006

	Investors Fund	Balanced Fund	Mid-Cap Fund	Foresight Fund
ASSETS
Investments, at value (Notes 1 and 2)
Investment securities	$120,847,394	$15,363,445	$129,693,215	$3,454,854
Repurchase agreements	2,165,000	339,000	4,195,000	153,000
Total investments*	123,012,394	15,702,445	133,888,215	3,607,854
Cash	274	940	192	236
Receivables
Investment securities sold	1,171,991	97,967	1,258,542	--
Dividends and interest	28,164	78,518	55,524	3,799
Capital shares sold	86,081	165	384,262	--
Total assets	124,298,904	15,880,035	135,586,735	3,611,889

LIABILITIES
Payables
Investment securities purchased	687,873	56,081	227,480	6,499
Dividends	--	3,538	--	--
Capital shares redeemed	70,446	22,678	1,023,151	--
Independent trustee and auditor fees	11,625	3,835	12,858	2,104
Total liabilities	769,944	86,132	1,263,489	8,603

NET ASSETS	$123,528,960	$15,793,903	$134,323,246	$3,603,286

Net assets consists of:
Paid in capital	108,784,154	14,695,830	116,086,673	3,421,202
Undistributed net investment income (loss)	243,213	--	(168,738)	8,709
Accumulated net realized gains	6,957,890	507,688	9,954,982	140,810
Net unrealized appreciation on investments	7,543,703	590,385	8,450,329	32,565
Net Assets	$123,528,960	$15,793,903	$134,323,246	$3,603,286

CAPITAL SHARES OUTSTANDING
An unlimited number of capital shares, without par value, are authorized (Note 7)	6,382,198	897,225	10,828,221	277,849

NET ASSETS VALUE PER SHARE	$19.36	$17.60	$12.40	$12.97

*INVESTMENT SECURITIES, AT COST	$115,468,691	$15,112,060	$125,437,886	$3,575,289

The Notes to Financial Statements are an integral part of these statements.

16 Semi-annual Report • June 30, 2006

Mosaic Equity Trust June 30, 2006

Statements of Operations (unaudited)

For the six-months ended June 30, 2006

	Investors Fund	Balanced Fund	Mid-Cap Fund	Foresight Fund
INVESTMENT INCOME (Note 1)
Interest income	$70,160	$131,773	$123,564	$3,561
Dividend income	754,297	65,837	606,743	28,605
Total investment income	824,457	197,610	730,307	32,166

EXPENSES (Notes 3 and 5)
Investment advisory fees	460,300	62,267	537,777	13,801
Other expenses
Service agreement fees	143,515	34,039	344,160	7,177
Independent trustee and auditor fees	15,125	4,710	17,108	2,479
Total other expenses	158,640	38,749	361,268	9,656

Total expenses	618,940	101,016	899,045	23,457

NET INVESTMENT INCOME (LOSS)	205,517	96,594	(168,738)	8,709

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on investments	4,655,099	398,341	5,500,392	105,827
Change in net unrealized depreciation of investments	(986,191)	(175,628)	(53,408)	(648)

NET GAIN ON INVESTMENTS	3,668,908	222,713	5,446,984	105,179

TOTAL INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$3,874,425	$319,307	$5,278,246	$113,888

The Notes to Financial Statements are an integral part of these statements.

Mosaic Equity Trust 17

Mosaic Equity Trust June 30, 2006

Statements of Changes in Net Assets

For the period indicated

	Investors Fund		Balanced Fund
	(unaudited) Six-Months Ended June 30, 2006	Year Ended December 31, 2005	(unaudited) Six-Months Ended June 30, 2006	Year Ended December 31, 2005
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS
Net investment income	$205,517	$437,696	$96,594	$193,338
Net realized gain on investments	4,655,099	13,769,312	398,341	1,847,257
Net unrealized depreciation on investments	(986,191)	(18,745,361)	(175,628)	(2,641,040)
Total increase (decrease) in net assets resulting from operations	3,874,425	(4,538,353)	319,307	(600,445)

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	--	(400,000)	(96,594)	(193,338)
From net capital gains	--	(9,212,618)	--	(1,402,398)
Total distributions	--	(9,612,618)	(96,594)	(1,595,736)

CAPITAL SHARE TRANSACTIONS (Note 7)	(10,684,597)	(19,630,796)	(1,942,880)	(6,687,441)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(6,810,172)	(33,781,767)	(1,720,167)	(8,883,622)

NET ASSETS
Beginning of period	$130,339,132	$164,120,899	$17,514,070	$26,397,692
End of period	$123,528,960	$130,339,132	$15,793,903	$17,514,070

The Notes to Financial Statements are an integral part of these statements.

18 Semi-annual Report • June 30, 2006

	Mid-Cap Fund		Foresight Fund
	(unaudited) Six-Months Ended June 30, 2006	Year Ended December 31, 2005	(unaudited) Six-Months Ended June 30, 2006	Year Ended December 31, 2005
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS
Net investment income (loss)	$(168,738)	$(517,222)	$8,709	$11,531
Net realized gain on investments	5,500,392	11,440,485	105,827	356,922
Net unrealized appreciation (depreciation) on investments	(53,408)	(9,442,220)	(648)	(484,540)
Total increase (decrease) in net assets resulting from operations	5,278,246	1,481,043	113,888	(116,087)

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	--	--	--	(11,531)
From net capital gains	--	(7,235,848)	--	(149,798)
Total distributions	--	(7,235,848)	--	(161,329)

CAPITAL SHARE TRANSACTIONS (Note 7)	(17,220,964)	36,212,109	(118,960)	(903,553)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(11,942,718)	30,457,304	(5,072)	(1,180,969)

NET ASSETS
Beginning of period	$146,265,964	$115,808,660	$3,608,358	$4,789,327
End of period	$134,323,246	$146,265,964	$3,603,286	$3,608,358

The Notes to Financial Statements are an integral part of these statements.

Mosaic Equity Trust 19

Mosaic Equity Trust

Financial Highlights

Selected data for a share outstanding for the periods indicated.

INVESTORS FUND

	(unaudited) Six-Months Ended June 30,	Year Ended December 31,
	2006	2005	2004	2003	2002
Net asset value, beginning of year	$18.81	$20.82	$18.79	$15.42	$18.61
Investment operations:
Net investment income	0.03	0.06	0.13	0.04	0.04
Net realized and unrealized gain (loss) on investments	0.52	(0.62)	2.03	3.37	(3.19)
Total from investment operations	0.55	(0.56)	2.16	3.41	(3.15)
Less distributions:
From net investment income	--	(0.06)	(0.13)	(0.04)	(0.04)
From net capital gains	--	(1.39)	--	--	--
Total distributions	--	(1.45)	(0.13)	(0.04)	(0.04)
Net asset value, end of year	$19.36	$18.81	$20.82	$18.79	$15.42
Total return (%)	2.92	(2.81)	11.49	22.14	(16.94)
Ratios and supplemental data
Net assets, end of year (in thousands)	$123,529	$130,339	$164,121	$124,963	$95,219
Ratio of expenses to average net assets (%)	0.95[1]	0.94	0.88	0.88	0.99
Ratio of net investment income to average net assets (%)	0.32[1]	0.29	0.70	0.27	0.44
Portfolio turnover (%)	21	41	40	29	88

BALANCED FUND

	(unaudited) Six-Months Ended June 30,	Year Ended December 31,
	2006	2005	2004	2003	2002
Net asset value, beginning of year	$17.40	$19.51	$18.22	$15.98	$17.87
Investment operations:
Net investment income	0.11	0.18	0.20	0.19	0.26
Net realized and unrealized gain (loss) on investments	0.20	(0.60)	1.29	2.24	(1.89)
Total from investment operations	0.31	(0.42)	1.49	2.43	(1.63)
Less distributions:
From net investment income	(0.11)	(0.18)	(0.20)	(0.19)	(0.26)
From net capital gains	--	(1.51)	--	--	--
Total distributions	(0.11)	(1.69)	(0.20)	(0.19)	(0.26)
Net asset value, end of year	$17.60	$17.40	$19.51	$18.22	$15.98
Total return (%)	1.75	(2.16)	8.19	15.29	(9.13)
Ratios and supplemental data
Net assets, end of year (in thousands)	$15,794	$17,514	$26,398	$24,411	$20,886
Ratio of expenses to average net assets (%)	1.21[1]	1.21	1.20	1.20	1.20
Ratio of net investment income to average net assets (%)	1.15[1]	0.88	1.06	1.01	1.56
Portfolio turnover (%)	22	34	38	43	37

 1Annualized.

The Notes to Financial Statements are an integral part of these statements.

20 Semi-annual Report • June 30, 2006

MID-CAP FUND

	(unaudited) Six-Months Ended June 30	Year Ended December 31,
	2006	2005	2004	2003	2002
Net asset value beginning of year	$11.99	$12.52	$11.06	$8.69	$10.04
Investment operations:
Net investment income (loss)	(0.01)	(0.05)	(0.01)	(0.03)	(0.03)
Net realized and unrealized gain (loss) on investments	0.42	0.12	2.10	2.51	(1.26)
Total from investment operations	0.41	0.07	2.09	2.48	(1.29)
Less distributions:
From net investment income	--	--	--	--	--
From net capital gains	--	(0.60)	(0.63)	(0.11)	(0.06)
Total distributions	--	(0.60)	(0.63)	(0.11)	(0.06)
Net asset value, end of year	$12.40	$11.99	$12.52	$11.06	$8.69
Total return (%)	3.42	0.55	18.90	28.53	(12.87)
Ratios and supplemental data
Net assets, end of year (in thousands)	$134,323	$146,266	$115,809	$54,675	$26,202
Ratio of expenses to average net assets (%)	1.24[1]	1.25	1.24	1.25	1.24
Ratio of net investment income (loss) to average net assets (%)	(0.23)[1]	(0.37)	(0.09)	(0.44)	(0.42)
Portfolio turnover (%)	31	46	38	25	35

 FORESIGHT FUND

	(unaudited) Six-Months Ended June 30	Year Ended December 31,
	2006	2005	2004	2003	2002
Net asset value beginning of year	$12.61	$13.38	$12.59	$10.79	$12.60
Investment operations:
Net investment income	0.03	0.03	0.07	0.01	0.02
Net realized and unrealized gain (loss) on investments	0.33	(0.35)	0.79	1.80	(1.81)
Total from investment operations	0.36	(0.32)	0.86	1.81	(1.79)
Less distributions:
From net investment income	--	(0.03)	(0.07)	(0.01)	(0.02)
From net capital gains	--	(0.42)	--	--	--
Total distributions	--	(0.45)	(0.07)	(0.01)	(0.02)
Net asset value, end of year	$12.97	$12.61	$13.38	$12.59	$10.79
Total return (%)	2.85	(2.34)	6.83	16.73	(14.17)
Ratios and supplemental data
Net assets, end of year (in thousands)	$3,603	$3,608	$4,789	$4,741	$3,925
Ratio of expenses to average net assets (%)	1.271	1.25	1.25	1.25	1.25
Ratio of net investment income to average net assets (%)	0.471	0.24	0.54	0.04	0.21
Portfolio turnover (%)	39	122	39	7	8

 1Annualized.

The Notes to Financial Statements are an integral part of these statements.

Mosaic Equity Trust 21

Mosaic Equity Trust June 30, 2006

Notes to Financial Statements

1. Summary of Significant Accounting Policies. Mosaic Equity Trust (the "Trust") is registered with the Securities and Exchange Commission under the Investment Company Act of 1940 as an open-end, investment management company. This report contains information about four separate funds (the "Funds"): the Investors Fund, Balanced Fund, Mid-Cap Fund and Foresight Fund whose objectives and strategies are described in the Trust's prospectus for the Funds. A fifth Mosaic Equity Trust portfolio, available to certain institutional investors (as defined in the portfolio's prospectus) presents its financial information in a separate report.

Securities Valuation: Securities traded on a national securities exchange are valued at their closing sale price. Repurchase agreements and other securities having maturities of 60 days or less are valued at amortized cost, which approximates market value. Securities having longer maturities, for which quotations are readily available, are valued at the mean between their closing bid and ask prices. Securities for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures approved by the Board of Trustees.

Investment Transactions: Investment transactions are recorded on a trade date basis. The cost of investments sold is determined on the identified cost basis for financial statement and federal income tax purposes.

Investment Income: Interest income is recorded on an accrual basis. Bond premium is amortized and original issue discount and market discount are accreted over the expected life of each applicable security using the effective interest method. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date. Other income is accrued as earned.

Distribution of Income and Gains: Distributions are recorded on the ex-dividend date. Net investment income, determined as gross investment income less total expenses, is declared as a regular dividend and distributed to shareholders at year-end for the Investors, Mid-Cap and Foresight Funds. The Trust intends to declare and pay regular dividends quarterly on the Balanced Fund. Capital gain distributions, if any, are declared and paid annually at year-end.

The tax character of distributions paid during 2005 and 2004 were as follows:

	2005	2004
Investors Fund:
Distributions paid from:
Ordinary income	$400,000	$1,015,133
Long-term capital gains	9,212,618	--
Balanced Fund:
Distributions paid from:
Ordinary income	$193,338	$266,061
Long-term capital gains	1,402,398	--
Mid-Cap Fund:
Distributions paid from:
Short-term capital gains	$1,330,354	$1,278,809
Long-term capital gains	5,905,494	4,269,314
Foresight Fund:
Distributions paid from:
Ordinary income	$11,531	$25,039
Long-term capital gains	149,798	--

The Investors Fund, Balanced Fund, Mid-Cap Fund and Foresight Fund designate 100%, 79%, 40% and 100%, respectively, of dividends declared from net investment income and short-term capital gains during the fiscal year ended December 31, 2005 as qualified income under the Jobs and Growth Tax Relief Reconciliation Act of 2003.

22 Semi-annual Report • June 30, 2006

Notes to Financial Statements (continued)

As of June 30, 2006, the components of distributable earnings on a tax basis were as follows (unaudited):

Investors Fund:
Undistributed net investment income	$243,213
Accumulated net realized gains	6,957,890
Net unrealized appreciation on investments	7,543,703
$14,744,806
Balanced Fund:
Accumulated net realized gains	$507,688
Net unrealized appreciation on investments	590,385
$1,098,073
Mid-Cap Fund:
Accumulated net realized gains	$9,786,244
Net unrealized appreciation on investments	8,450,329
$18,236,573
Foresight Fund:
Undistributed net investment income	$8,709
Accumulated net realized gains	140,810
Net unrealized appreciation on investments	32,565
$182,084

Net realized gains or losses may differ for financial and tax reporting purposes as a result of loss deferrals related to wash sales and post-October transactions.

Income Tax: No provision is made for federal income taxes since it is the intention of the Funds to comply with the provisions of the Internal Revenue Code available to investment companies and to make the requisite distribution to shareholders of taxable income which will be sufficient to relieve it from all or substantially all income taxes. As of December 31, 2005, capital loss carryovers available to offset future capital gains for federal income tax purposes is $316,107 for the Investors Fund expiring December 31, 2010.

This loss was acquired through its merger with Mosaic Focus Fund on July 1, 2002 and is subject to certain limitations.

Use of Estimates: The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions. Such estimates affect the reported amounts of assets and liabilities and reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. Investments in Repurchase Agreements. When the Funds purchase securities under agreements to resell, the securities are held for safekeeping by the custodian bank as collateral. Should the market value of the securities purchased under such an agreement decrease below the principal amount to be received at the termination of the agreement plus accrued interest, the counterparty is required to place an equivalent amount of additional securities in safekeeping with the Trust's custodian bank. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Funds, along with other registered investment companies having Advisory and Services Agreements with the same advisor, transfers uninvested cash balances into a joint trading account. The aggregate balance in this joint trading account is invested in one or more consolidated repurchase agreements whose underlying securities are U.S. Treasury or federal agency obligations. On the date of this report, the Investors Fund had approximately a 18.5% interest, the Balanced Fund approximately a 2.9% interest, the Mid-Cap Fund approximately a 35.8% interest and the Foresight Fund approximately a 1.3% interest in the consolidated repurchase agreement of $11,732,000 collateralized by $12,028,124 in United States Treasury Notes. Proceeds at maturity were $11,736,302.

3. Investment Advisory Fees and Other Transactions with Affiliates. The investment advisor to the Trust, Madison Mosaic, LLC, a wholly owned subsidiary of Madison Investment Advisors, Inc. (collectively "the Advisor"), earns an advisory fee equal to 0.75% per annum of the average net assets of the Balanced, Mid-Cap and Foresight Funds and the first $100 million

Mosaic Equity Trust 23

Notes to Financial Statements (continued)

in the Investors Fund. The advisory fee paid by the Investors Fund is reduced to 0.60% per annum on assets over $100 million. The fees are accrued daily and are paid monthly.

4. Investment Transactions. Purchases and sales of securities (excluding short-term securities) for the six-months ended June 30, 2006 were as follows:

	Purchases	Sales
Investors Fund:
U. S. Gov't Securities	--	--
Other	$26,189,853	$35,836,127
Balanced Fund:
U. S. Gov't Securities	$819,505	$563,488
Other	$2,726,900	$4,972,272
Mid-Cap Fund:
U. S. Gov't Securities	--	--
Other	$42,232,546	$61,725,310
Foresight Fund:
U. S. Gov't Securities	--	--
Other	$1,388,686	$1,473,816

5. Other Expenses. Under a separate Services Agreement, the Advisor will provide or arrange for each fund to have all other necessary operational and support services for a fee based on a percentage of average net assets. These fees are accrued daily and paid monthly. This percentage is 0.41% for the Balanced Fund and 0.39% for the Foresight Fund. For the Investors Fund, this fee is 0.23% on the first $100 million and 0.20% on all assets greater than $100 million. For the Mid-Cap Fund, this fee is 0.48% on the first $150 million and 0.45% on all assets greater than $150 million.

The Funds also pay the expenses of the Fund's Independent Trustees and auditors directly. For the six-months ended June 30, 2006, these fees amounted to $15,125, $4,710, $17,108 and $2,479 for the Investors, Balanced, Mid-Cap and Foresight Funds, respectively.

6. Aggregate Cost and Unrealized Appreciation (Depreciation). The aggregate cost for federal income tax purposes and the net unrealized appreciation (depreciation) are as follows as of June 30, 2006 (unaudited):

	Investors Fund	Balanced Fund
Aggregate Cost	$115,468,691	$15,112,060
Gross unrealized appreciation	11,135,032	1,060,241
Gross unrealized depreciation	(3,591,329)	(469,856)
Net unrealized appreciation	$7,543,703	$590,385
	Mid-Cap Fund	Foresight Fund
Aggregate Cost	$125,437,886	$3,575,289
Gross unrealized appreciation	12,956,463	162,116
Gross unrealized depreciation	(4,506,134)	(129,551)
Net unrealized appreciation	$8,450,329	$32,565

7. Capital Share Transactions. An unlimited number of capital shares, without par value, are authorized. Transactions in capital shares were as follows:

	(unaudited) Six-Months Ended June 30,	Year Ended December 31,
Investors Fund	2006	2005
In Dollars
Shares sold	$9,442,563	$31,050,574
Shares issued in reinvestment of dividends	--	6,784,683
Total shares issued	9,442,563	37,835,257
Shares redeemed	(20,127,160)	(57,466,053)
Net decrease	$(10,684,597)	$(19,630,796)

In Shares
Shares sold	486,994	1,534,905
Shares issued in reinvestment of dividends	--	355,219
Total shares issued	486,994	1,890,124
Shares redeemed	(1,035,447)	(2,843,374)
Net decrease	(548,453)	(953,250)

24 Semi-annual Report • June 30, 2006

Notes to Financial Statements (continued)

	(unaudited) Six-Months Ended June 30,	Year Ended December 31,
Balanced Fund	2006	2005
In Dollars
Shares sold	$374,606	$2,025,363
Shares issued in reinvestment of dividends	89,553	1,501,715
Total shares issued	464,159	3,527,078
Shares redeemed	(2,407,039)	(10,214,519)
Net decrease	$(1,942,880)	$(6,687,441)

In Shares
Shares sold	21,105	105,991
Shares issued in reinvestment of dividends	5,056	85,679
Total shares issued	26,161	191,670
Shares redeemed	(135,435)	(538,007)
Net decrease	(109,274)	(346,337)
	(unaudited) Six-Months Ended June 30,	Year Ended December 31,
Mid-Cap Fund	2006	2005
In Dollars
Shares sold	$19,196,166	$66,567,902
Shares issued in reinvestment of dividends	--	7,071,259
Total shares issued	19,196,166	73,639,161
Shares redeemed	(36,417,130)	(37,427,052)
Net increase (decrease)	$(17,220,964)	$36,212,109

In Shares
Shares sold	1,543,294	5,386,599
Shares issued in reinvestment of dividends	--	586,340
Total shares issued	1,543,294	5,972,939
Shares redeemed	(2,917,858)	(3,022,565)
Net increase (decrease)	(1,374,564)	2,950,374
	(unaudited) Six-Months Ended June 30,	Year Ended December 31,
Foresight Fund	2006	2005
In Dollars
Shares sold		$572,645
Shares issued in reinvestment of dividends	--	159,506
Total shares issued	440,338	732,151
Shares redeemed	(559,298)	(1,635,704)
Net decrease	$(118,960)	$(903,553)

In Shares
Shares sold	34,192	43,865
Shares issued in reinvestment of dividends	--	12,649
Total shares issued	34,192	56,514
Shares redeemed	(42,630)	(128,294)
Net decrease	(8,438)	(71,780)

Mosaic Equity Trust 25

Notes to Financial Statements (continued)

Fund Expenses (unaudited)

Example: As a shareholder of one of the Funds, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including Investment advisory fees and Other expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in any Fund and to compare these costs with the ongoing costs of investing in other mutual funds. See footnotes 3 and 5 above for an explanation of the types of costs charged by the Funds. This Example is based on an investment of $1,000 invested on January 1, 2006 and held for the six-months ended June 30, 2006.

Actual Expenses

The table below titled "Based on Actual Total Return" provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,500 ending account valued divided by $1,000 = 8.5), then multiply the result by the number under the heading entitled "Expenses Paid During the Period."

Based on Actual Total Return[1]
	Actual Total Return[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio[3]	Expenses Paid During the Period[3]
Investors Fund	2.92%	$1,000.00	$1,029.24	0.95%	$4.88
Balanced Fund	1.75%	$1,000.00	$1,017.53	1.21%	$6.10
Mid-Cap Fund	3.42%	$1,000.00	$1,034.20	1.24%	$6.41
Foresight Fund	2.85%	$1,000.00	$1,028.55	1.27%	$6.47
[1]For the six months ended June 30, 2006.

[2]Assumes reinvestment of all dividends and capital gains distributions, if any, at net asset value.

[3]Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

Hypothetical Example for Comparison Purposes

The table below titled "Based on Hypothetical Total Return" provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not any fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in a fund offered by the Trust and other funds. To do so, compare the 5.00% hypothetical example relating to the applicable Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

26 Semi-annual Report • June 30, 2006

Notes to Financial Statements (concluded)

Based on Hypothetical Total Return[1]
	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio[2]	Expenses Paid During the Period[2]
Investors Fund	5.00%	$1,000.00	$1,025.05	0.95%	$4.79
Balanced Fund	5.00%	$1,000.00	$1,025.05	1.21%	$6.06
Mid-Cap Fund	5.00%	$1,000.00	$1,025.05	1.24%	$6.25
Foresight Fund	5.00%	$1,000.00	$1,025.05	1.27%	$6.36
[1]For the six months ended June 30, 2006.

[2]Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

Forward-Looking Statement Disclosure. One of our most important responsibilities as mutual fund managers is to communicate with shareholders in an open and direct manner. Some of our comments in our letters to shareholders are based on current management expectations and are considered "forward-looking statements." Actual future results, however, may prove to be different from our expectations. You can identify forward-looking statements by words such as "estimate," "may," "will," "expect," "believe," "plan" and other similar terms. We cannot promise future returns. Our opinions are a reflection of our best judgment at the time this report is compiled, and we disclaim any obligation to update or alter forward-looking statements as a result of new information, future events, or otherwise.

Proxy Voting Information. The Trust adopted policies that provide guidance and set forth parameters for the voting of proxies relating to securities held in the Trust's portfolios. Additionally, information regarding how the Trust voted proxies related to portfolio securities for the period ended June 30, 2006 is available. These policies and voting information are available to you upon request and free of charge by writing to Mosaic Funds, 550 Science Drive, Madison, WI 53711 or by calling toll-free at 1-800-368-3195. The Trust's proxy voting policies and voting information may also be obtained by visiting the Securities and Exchange Commission web site at www.sec.gov. The Trust will respond to shareholder requests for copies of our policies and voting information within two business days of request by first-class mail or other means designed to ensure prompt delivery.

N-Q Disclosure. The Trust files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (the "Commission") for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q are available on the Commission's website. The Trust's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC. Information about the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. Form N-Q and other information about the Trust are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. Copies of this information may also be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, DC 20549-0102. Finally, you may call Mosaic at 800-368-3195 if you would like a copy of Form N-Q and we will mail one to you at no charge.

Mosaic Equity Trust 27

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28 Semi-annual Report • June 30, 2006

The Mosaic Family of Mutual Funds

Mosaic Equity Trust
Mosaic Investors Fund
Mosaic Balanced Fund
Mosaic Mid-Cap Fund
Mosaic Foresight Fund
Madison Institutional Equity Option Fund

Mosaic Income Trust
Mosaic Government Fund
Mosaic Intermediate Income Fund
Mosaic Institutional Bond Fund

Mosaic Tax-Free Trust
Mosaic Virginia Tax-Free Fund
Mosaic Tax-Free National Fund

Mosaic Government Money Market

For more complete information on any Mosaic fund, including charges and expenses, request a prospectus by calling 1-800-368-3195. Read it carefully before you invest or send money. This document does not constitute an offering by the distributor in any jurisdiction in which such offering may not be lawfully made. Mosaic Funds Distributor, LLC.

TRANSER AGENT
Mosaic Funds
c/o US Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701

TELEPHONE NUMBERS
Shareholder Service
Toll-free nationwide: 888-670-3600

Mosaic Tiles (24 hour automated information)
Toll-free nationwide: 800-336-3600

550 Science Drive
Madison, Wisconsin 53711

Mosaic Funds
www.mosaicfunds.com

SEC File Number 811-03615

Semi-Annual Report (unaudited)

June 30, 2006

Madison Institutional Equity Option Fund (MADOX)

Active Equity Management combined with a Covered Call Option Strategy

Madison Investment Advisors, Inc.
www.madisonfunds.com

MADOX | Madison Institutional Equity Option Fund

Table of Contents

Portfolio Manager Review	1
Portfolio of Investments	2
Statement of Assets and Liabilities	5
Statement of Operations	6
Statement of Changes in Net Assets	7
Financial Highlights	8
Notes to Financial Statements	9

MADOX | Madison Institutional Equity Option Fund

Portfolio Manager Review

Madison Institutional Equity Option Fund (the "Fund") commenced operations on March 31, 2006, offering institutional options writing management and personal service previously only available in closed end funds. The Fund's objective is to achieve consistent long-term returns that compare favorably with stock market averages, but with downside protection, meaningful income production, and considerably less volatility.

Early Performance

The Fund started at a clearly disadvantageous time, as stocks generally tumbled in the second quarter. However, in the Fund's early days, substantial cash balances were present during the "invest up" stage which conveniently helped defend against the broad decline. Consumer stocks have suffered in recent months, owing to fears that the economy was entering a slowdown, in part due to rising interest rates and oil prices. The Fund was also affected by the significant decline in the Nasdaq index, which declined almost 12% from the first week of May through mid-July.

Outlook

Much of the income and return provided by the Fund will come from option premiums. Option premium return is earned over time and, thus, most of the options written will generate income later in 2006 and especially in 2007. We currently expect a decent year-end stock market rally, assuming a stable economy and the long rise in interest rates by the Fed coming to an end. This should result in a bounceback from the recent decline.

TOP TEN HOLDINGS AS OF JUNE 30, 2006
FOR MADISON INSTITUTIONAL EQUITY OPTION FUND

% of net assets
Nasdaq-100 Index Tracking Stock	3.23%
Amgen Inc.	3.10%
Home Depot Inc.	2.98%
Lowe's Cos Inc.	2.89%
Altera Corp.	2.71%
Bed Bath & Beyond Inc.	2.56%
Merrill Lynch & Co.	2.48%
Apache Corp.	2.44%
Linear Technology Co.	2.39%
Target Corp.	2.32%

Semi-annual Report | June 30, 2006 | 1

MADOX | Madison Institutional Equity Option Fund

Portfolio of Investments | June 30, 2006 | unaudited

Number of Shares		Value
	Common Stocks - 61.8%
	Business Services - 1.0%
2,000	Cintas Corp.	$79,520
	Consumer Discretionary - 14.8%
1,500	Abercrombie & Fitch Co. - CL A	83,145
1,000	American Eagle Outfitters*	34,040
6,500	Bed Bath & Beyond Inc.*	215,605
3,500	Coach Inc.*	104,650
2,200	Harley-Davidson Inc.	120,758
7,000	Home Depot Inc.	250,530
4,000	Lowe's Cos Inc.	242,680
4,000	Target Corp.	195,480
	Energy - 1.4%
1,500	Transocean Inc.*	120,480
	Exchange-Traded Funds - 3.2%
7,000	Nasdaq-100 Index Tracking Stock	271,320
	Financials - 7.2%
1,700	Capital One Financial Corp	145,265
4,000	Countrywide Financial Corp.	152,320
3,000	Merrill Lynch & Co.	208,680
1,600	Morgan Stanley	101,136
	Health Care - 9.6%
4,000	Amgen Inc.*	260,920
1,300	Biogen Idec Inc.*	60,229
3,000	Biomet Inc.	93,870
2,400	Boston Scientific Corp.*	40,416
2,000	Community Health Systems Inc.*	73,500
1,500	Medtronic Inc.	70,380
2,300	Stryker Corp.	96,853
1,900	Zimmer Holdings Inc.*	107,768
	Industrial - 2.4%
3,000	Apache Corp.	204,750
	Software - 4.9%
6,000	Check Point Software Technologies Ltd.*	105,480
7,000	Microsoft Corp.	163,100
9,500	Symantec Corp.*	147,630
	Technology - 17.3%
13,000	Altera Corp.*	228,150
6,000	Applied Materials Inc.	97,680
2,500	Dell Inc.*	61,150
5,000	eBay Inc.*	146,450
1,000	Fiserv Inc.*	45,360
13,000	Flextronics International Ltd.*	138,060
3,000	FLIR Systems Inc.*	68,700
4,000	Hewlett-Packard Co.	126,720
6,000	Intel Corp.	113,700
6,000	Linear Technology Corp.	200,940
2,400	Maxim Integrated Products Inc.	77,064
2,200	Xilinx Inc.	49,830
3,000	Yahoo! Inc.*	99,000
	Total Long-Term Investments (Cost $5,289,612)	5,203,309
	Short-Term Investments - 49.6%

	Repurchase Agreement - Morgan Stanley issued 6/30/06 at 4.40%, due 7/3/06, collateralized by $4,273,203 in United States Treasury Notes due 2/29/08. Proceeds at maturity are $4,169,528 (Cost $4,168,000).	4,168,000
	(Total Investments - 111.4% Cost $9,457,612)	9,371,309
	Liabilities less cash and other assets - (7.5%)	(632,573)
	Total Call Options Written - (3.9%)	(330,710)
	Net Assets - 100%	$8,408,026

*Non-income producing.

See notes to financial statements

2 | Semi-annual Report | June 30, 2006

MADOX | Madison Institutional Equity Option Fund | Portfolio of Investments | unaudited | continued

Contracts (100 shares per contract)	Call Options Written	ExpirationDate	Exercise Price	Market Value
15	Abercrombie & Fitch Co - CL A	November 2006	57.50	$6,000
14	Altera Corp.	September 2006	22.50	105
60	Altera Corp.	January 2007	17.50	11,700
56	Altera Corp.	January 2007	20.00	6,160
10	American Eagle Outfitters	August 2006	30.00	4,800
6	Amgen Inc.	October 2006	70.00	1,095
9	Amgen Inc.	October 2006	75.00	585
15	Amgen Inc.	January 2007	65.00	8,850
10	Amgen Inc.	January 2007	75.00	1,750
24	Apache Corp.	October 2006	60.00	25,680
6	Apache Corp.	October 2006	70.00	2,760
20	Applied Materials Inc.	July 2006	18.00	100
20	Applied Materials Inc.	January 2007	17.50	2,200
20	Applied Materials Inc.	October 2006	19.00	550
33	Bed Bath & Beyond Inc.	November 2006	37.50	2,640
17	Bed Bath & Beyond Inc.	November 2006	40.00	595
13	Biogen Idec Inc.	January 2007	50.00	4,420
12	Biomet Inc.	January 2007	37.50	990
18	Biomet Inc.	January 2008	40.00	3,195
20	Boston Scientific Corp.	November 2006	25.00	250
10	Capital One Financial Corp.	September 2006	85.00	4,300
60	Check Point Software Technologies Ltd.	January 2007	20.00	4,350
20	Cintas	November 2006	40.00	4,700
35	Coach Inc.	November 2006	30.00	9,362
20	Community Health Systems Inc	December 2006	35.00	7,500
20	Countrywide Financial Corp.	January 2007	37.50	7,700
20	Countrywide Financial Corp.	January 2007	40.00	5,150
15	Dell Inc.	November 2006	27.50	1,050
10	Dell Inc.	November 2006	30.00	275
20	eBay Inc.	January 2007	30.00	7,100
14	eBay Inc.	January 2007	35.00	2,275
10	eBay Inc.	January 2007	40.00	650
10	Fiserv Inc.	September 2006	45.00	2,275
25	Flextronics International Ltd.	October 2006	10.00	3,125
55	Flextronics International Ltd.	January 2007	10.00	8,800
50	Flextronics International Ltd.	January 2007	12.50	2,750
30	FLIR Systems Inc.	January 2007	27.50	2,775
11	Harley-Davidson Inc.	November 2006	50.00	8,030
11	Harley-Davidson Inc.	November 2006	52.50	6,050
40	Hewlett-Packard Co.	January 2007	30.00	16,800
20	Intel Corp.	July 2006	20.00	350
40	Intel Corp.	January 2007	17.50	10,200
47	Linear Technology Corp.	November 2006	$35.00	7,285
13	Linear Technology Corp.	January 2007	32.50	4,550
16	Lowe's Cos Inc.	October 2006	65.00	2,600
24	Lowe's Cos Inc.	January 2007	62.50	10,080
24	Maxim Integrated Products Inc.	January 2007	35.00	5,100
15	Medtronic Inc.	November 2006	52.50	938
20	Merrill Lynch & Co. Inc.	October 2006	67.50	10,300
10	Merrill Lynch & Co. Inc.	January 2007	70.00	5,100
70	Microsoft Corp.	January 2007	22.50	15,925
33	Nasdaq-100 Index Tracking Stock	September 2006	38.00	7,122
37	Nasdaq-100 Index Tracking Stock	July 2006	40.00	578
23	Stryker Corp.	September 2006	45.00	2,702
20	Symantec Corp.	July 2006	17.50	100
5	Symantec Corp.	October 2006	17.50	225
20	Symantec Corp.	January 2007	15.00	10,250
50	Symantec Corp.	January 2007	17.50	1,800
10	Target Corp.	October 2006	52.50	1,200
30	Target Corp.	January 2007	50.00	10,050
15	Transocean Inc.	November 2006	75.00	16,350
10	Xilinx Inc.	September 2006	27.50	225
30	Yahoo! Inc.	January 2007	30.00	15,900
5	Zimmer Holdings Inc.	September 2006	70.00	63
14	Zimmer Holdings Inc.	December 2006	65.00	2,275
	Total Call Options Written (Premiums Received $369,933)			$330,710

See notes to financial statements.

4 | Semi-annual Report | June 30, 2006

MADOX | Madison Institutional Equity Option Fund

Statement of Assets and Liabilities | June 30, 2006 | unaudited

ASSETS
Investments, at value (Notes 1 and 2)
Investment securities	$5,203,309
Repurchase agreements	4,168,000
Total investments (cost $9,457,612)	9,371,309
Cash	470
Receivables
Investment securities sold	49,499
Dividends and interest	1,076
Total assets	9,422,354

LIABILITIES
Options written, at value (premiums received of $369,933)	330,710
Payables
Investment securities purchased	682,634
Independent trustee and auditor fees	984
Total liabilities	1,014,328

NET ASSETS	$8,408,026
Net assets consists of:
Paid in capital	8,433,443
Undistributed net investment income (loss)	11,757
Accumulated net realized gain on investments and options transactions	9,906
Net unrealized depreciation on investments and options transactions	(47,080)
Net Assets	$8,408,026

CAPITAL SHARES ISSUED AND OUTSTANDING
An unlimited number of capital shares authorized, without par value per share, are authorized (Note 7)	427,597

NET ASSETS VALUE PER SHARE	$19.66

See notes to financial statements.

Semi-annual Report | June 30, 2006 | 5

MADOX | Madison Institutional Equity Option Fund

Statement of Operations | For the period March 31, 2006* through June 30, 2006 | unaudited

INVESTMENT INCOME (Note 1)
Interest income	$17,184
Dividend income	2,506
Total investment income	19,690

EXPENSES (Notes 3 and 5)
Investment advisory	6,263
Independent trustee and auditor	1,670
Total expenses	7,933

NET INVESTMENT INCOME	11,757

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on:
Investments	--
Options	9,906
Net unrealized appreciation (depreciation) on:
Investments	(86,303)
Options	39,223

NET LOSS ON INVESTMENTS AND OPTIONS TRANSACTIONS	(37,174)

TOTAL DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(25,417)

* Commencement of operations.

See notes to financial statements.

6 | Semi-annual Report | June 30, 2006

MADOX | Madison Institutional Equity Option Fund

Statement of Changes in Net Assets | unaudited

For the period March 31, 2006* through June 30, 2006

INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS
Net investment income	$11,757
Net realized gain on investments and options transactions	9,906
Net unrealized depreciation on investments and options transactions	(47,080)
Total decrease in net assets resulting from operations	(25,417)

CAPITAL SHARE TRANSACTIONS
Proceeds from issuance of common shares	8,433,443

TOTAL INCREASE IN NET ASSETS	8,408,026

NET ASSETS
Beginning of period	$--
End of period	$8,408,026

* Commencement of operations.

See notes to financial statements.

Semi-annual Report | June 30, 2006 | 7

MADOX | Madison Institutional Equity Option Fund

Financial Highlights | For the period March 31, 2006* through June 30, 2006

Per Share Operating Performance for One Share Outstanding Throughout the Period

Net Asset Value, Beginning of Period	$20.00
Investment Operations
Net investment income	0.07
Net realized and unrealized loss on investments and options transactions	(0.41)
Total from investment operations	(0.34)
Less distributions from:
Net investment income	--
Capital gains	--
Total distributions	--
Net Asset Value, End of Period	$19.66
Total Investment Return (%)	(1.70)
Ratios and Supplemental Data
Net assets, end of period (thousands)	$8,408
Ratio of expenses to average net assets (%)[1]	0.92
Ratio of net investment Income to average net assets (%)[1]	1.37
Portfolio turnover (%)	--

* Commencement of operations.

1 Annualized.

See notes to financial statements.

8 | Semi-annual Report | June 30, 2006

MADOX | Madison Institutional Equity Option Fund

Notes to Financial Statements | June 30, 2006

Note 1 – Summary of Significant Accounting Policies.

Mosaic Equity Trust (the "Trust") is registered with the Securities and Exchange Commission under the Investment Company Act of 1940 as an open-end, investment management company. The Trust currently offers five portfolios, each of which is a diversified mutual fund. This report contains information about one of these portfolios, the Madison Institutional Equity Option Fund (the "Fund"), which commenced operations March 31, 2006. Its objectives and strategies are detailed in its prospectus. The remaining four Trust portfolios present their financial information in a separate report.

Securities Valuation: Securities traded on a national securities exchange are valued at their closing sale price. Repurchase agreements and other securities having maturities of 60 days or less are valued at amortized cost, which approximates market value. Securities having longer maturities, for which quotations are readily available, are valued at the mean between their closing bid and ask prices. Securities for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures approved by the Board of Trustees. Exchange-traded options are valued at the mean of the best bid and best ask prices across all option exchanges.

Investment Transactions: Investment transactions are recorded on a trade date basis. The cost of investments sold is determined on the identified cost basis for financial statement and federal income tax purposes.

Investment Income: Interest income is recorded on an accrual basis. Bond premium is amortized and original issue discount and market discount are accreted over the expected life of each applicable security using the effective interest method. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date. Other income is accrued as earned.

Distribution of Income and Gains: Distributions are recorded on the ex-dividend date. Net investment income, determined as gross investment income less total expenses, is declared as a regular dividend and distributed to shareholders at year-end for the Fund. Capital gain distributions, if any, are declared and paid annually at year-end.

As of June 30, 2006, the components of distributable earnings on a tax basis were as follows (unaudited):

Undistributed net investment income	$11,757
Accumulated net realized gains	9,906
Net unrealized depreciation on investments	(47,080)
$(25,417)

Net realized gains or losses may differ for financial and tax reporting purposes as a result of loss deferrals related to wash sales and post-October transactions.

Income Tax: No provision is made for federal income taxes since it is the intention of the Fund to comply with the provisions of the Internal Revenue Code available to investment companies and to make the requisite distribu-tion to shareholders of taxable income which will be sufficient to relieve it from all or substantially all income taxes.

Information on the tax components of capital, excluding option contracts, as of June 30, 2006 is as follows (unaudited):

Aggregate Cost	$9,457,612
Gross unrealized appreciation	85,422
Gross unrealized depreciation	(171,725)
Net unrealized depreciation	$(86,303)

Use of Estimates: The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions. Such estimates affect the reported amounts of assets and liabilities and reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Note 2 – Investments in Repurchase Agreements:

When the Fund purchases securities under agree-ments to resell, the securities are held for safekeeping by the custodian bank as collateral. Should the market value of the securities purchased under such an agreement decrease below the principal amount to be received at the termination of the agreement plus accrued interest, the counterparty is required to place an equivalent amount of additional securities in safekeeping with the Trust's custodian bank. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having Advisory and Services Agreements with the same advisor, transfers uninvested cash balances into a joint trading account. The aggregate balance in this joint trading account is invested in one or more consolidated repurchase agreements whose underlying securities are U.S. Treasury or federal agency obligations. On the date of this

Semi-annual Report | June 30, 2006 | 9

MADOX | Madison Institutional Equity Option Fund | Notes to Financial Statements | continued

report, the Fund had approximately a 35.5% interest in the consolidated repurchase agreement of $11,732,000 collateralized by $12,028,124 in United States Treasury Notes. Proceeds at maturity were $11,736,302.

Note 3 – Investment Advisory Fees and Other Transactions with Affiliates:

The investment advisor to the Fund, Madison Asset Management, LLC, a wholly owned subsidiary of Madison Investment Advisors, Inc. (collectively "the Advisor"), earns an advisory fee equal to 0.75% per annum of the average net assets of the Fund. After one year of operations, a fulcrum fee will be added/deleted based on certain performance criteria. The fee is accrued daily and is paid monthly.

Note 4 – Investment Transaction:

Purchases and sales, excluding short-term investments for the six-months ended June 30, 2006 were $5,289,612 and $0, respectively. No U.S. Government securities were purchased or sold during the period.

Note 5 – Other Expenses:

Under a separate Services Agreement, the Advisor will provide or arrange for the Fund to have all other necessary operational and support services for a fee based on a percentage of average net assets. These fees are accrued daily and paid monthly. This percentage is 0.20%. The Fund  also pays the expenses of the Fund's Independent Trustees and auditors directly. For the six-months ended June 30, 2006, these fees amounted to $1,670. The Services Agreement fees paid to the Advisor were reduced by this amount.

Note 6 – Covered Call Options:

The Fund will pursue its primary objective by employing an option strategy of writing (selling) covered call options on common stocks. The number of call options the Fund can write (sell) is limited by the amount of equity securities the Fund holds in its portfolio. The Fund will not write (sell) "naked" or uncovered call options. The Fund seeks to produce a high level of current income and gains generated from option writing premiums and, to a lesser extent, from dividends.

An option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option at a specified exercise or "strike" price. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price (in the case of a call) or to pay the exercise price upon delivery of the underlying security (in the case of a put).

There are several risks associated with transactions in options on securities. As the writer of a covered call option, the Fund forgoes, during the option's life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call but has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price.

Transactions in option contracts during the six-months ended June 30, 2006 were as follows (unaudited):

	Number of Contracts	Premiums Received
Options written	1,559	$383,964
Options expired	(34)	(3,101)
Options closed	(40)	(10,930)
Options assigned	--	--
Options outstanding at end of period	1,485	$369,933

Note 7 – Capital Share Transactions:

In Dollars
Shares sold	$8,433,443
Shares issued in reinvestment of dividends	--
Total shares issued	8,433,443
Shares redeemed	--
Net increase	$8,433,443

In Shares
Shares sold	427,597
Shares issued in reinvestment of dividends	--
Total shares issued	427,597
Shares redeemed	--
Net increase	427,597

10 | Semi-annual Report | June 30, 2006

MADOX | Madison Institutional Equity Option Fund | Notes to Financial Statements | continued

Fund Expenses (unaudited)

Example: As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including Investment advisory fees and Other expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. See footnotes 3 and 5 above for an explanation of the types of costs charged by the Fund. This Example is based on an investment of $1,000 invested on March 31, 2006 (inception of Fund) and held for the three-months ended June 30, 2006.

Actual Expenses

The table below titled "Based on Actual Total Return" provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,500 ending account valued divided by $1,000 = 8.5), then multiply the result by the number under the heading entitled "Expenses Paid During the Period."

Based on Actual Total Return[1]
	Actual Total Return[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio[3]	Expenses Paid During the Period[3]
Madison Institutional Equity Option Fund	-1.70%	$1,000.00	$983.00	0.92%	$2.29
[1]For the three months ended June 30, 2006.

[2]Assumes reinvestment of all dividends and capital gains distributions, if any, at net asset value.

[3]Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

Hypothetical Example for Comparison Purposes

The table below titled "Based on Hypothetical Total Return" provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not any fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in a fund offered by the Trust and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Based on Hypothetical Total Return[1]
	Hypothetical Annualize Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio[2]	Expenses Paid During the Period[2]
Madison Institutional Equity Option Fund	5.00%	$1,000.00	$1,012.52	0.92%	$2.32
[1]For the three months ended June 30, 2006.

[2]Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

Semi-annual Report | June 30, 2006 | 11

MADOX | Madison Institutional Equity Option Fund | Notes to Financial Statements | concluded

Forward-Looking Statement Disclosure.

One of our most important responsibilities as investment company managers is to communicate with shareholders in an open and direct manner. Some of our comments in our letters to shareholders are based on current management expectations and are considered "forward-looking statements." Actual future results, however, may prove to be different from our expectations. You can identify forward-looking statements by words such as "estimate," "may," "will," "expect," "believe," "plan" and other similar terms. We cannot promise future returns. Our opinions are a reflection of our best judgment at the time this report is compiled, and we disclaim any obligation to update or alter forward-looking statements as a result of new information, future events, or otherwise.

Proxy Voting Information.

The Fund adopted policies that provide guidance and set forth parameters for the voting of proxies relating to securities held in the Fund. Additionally, information regarding how the Fund voted proxies related to portfolio securities, if applicable, during the period ended June 30, 2006 is available to you upon request and free of charge, by writing to Madison Institutional Equity Option Fund, 550 Science Drive, Madison, WI 53711 or by calling toll-free at 1-800-368-3195. The Fund's proxy voting policies and voting information may also be obtained by visiting the Securities and Exchange Commission web site at www.sec.gov. The Fund will respond to shareholder requests for copies of our policies and voting information within two business days of request by first-class mail or other means designed to ensure prompt delivery.

N-Q Disclosure.

The Fund files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (the "Commission") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the Commission's website. The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC. Information about the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. Form N-Q and other information about the Fund are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. Copies of this information may also be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, DC  20549-0102. Finally, you may call the Fund at 800-368-3195 if you would like a copy of Form N-Q and we will mail one to you at no charge.

12 | Semi-annual Report | June 30, 2006

Madison Investment Advisors, Inc.
550 SCIENCE DRIVE
MADISON, WI 53711
1-800-767-0300
www.madisonfunds.com

SEC File # 811-03615

Item 2. Code of Ethics.

Not applicable in semi-annual report.

Item 3. Audit Committee Financial Expert.

Not applicable in semi-annual report.

Item 4. Principal Accountant Fees and Services.

Not applicable in semi-annual report.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments

Included in report to shareholders (Item 1) above.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

During the period covered by this report, the registrant adopted written procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a) The Trust’s principal executive officer and principal financial officer determined that the Trust’s disclosure controls and procedures are effective, based on their evaluation of these controls and procedures within 90 days of the date of this report. There were no significant changes in the Trust’s internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation. The officers identified no significant deficiencies or material weaknesses.

(b) There have been no changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Not applicable to semi-annual report.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) None (not applicable to open-end funds).

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Mosaic Equity Trust

By: (signature)

W. Richard Mason, Secretary

Date: August 8, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: (signature)

Katherine L. Frank, Chief Executive Officer

Date: August 8, 2006

By:  (signature)

Greg Hoppe, Chief Financial Officer

Date: August 8, 2006